Exhibit 99.2

ROBBINS LLP

BRIAN J. ROBBINS (#190264)

brobbins@robbinsllp.com

KEVIN A. SEELY (#199982)

kseely@robbinsllp.com

ASHLEY R. RIFKIN (#246602)

arifkin@robbinsllp.com

5040 Shoreham Place

San Diego, CA 92122

Telephone: (619) 525-3990

Facsimile: (619) 525-3991

Attorneys for Plaintiff

SUPERIOR COURT OF THE STATE OF CALIFORNIA

COUNTY OF SANTA CLARA

IRON WORKERS MID-SOUTH PENSION
FUND, Derivatively on Behalf of
SYMANTEC CORPORATION,

Plaintiff,

v.

STEPHEN M. BENNETT, et al.,

Defendants,

-and-

SYMANTEC CORPORATION, a Delaware
corporation,

Nominal Defendant.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	Case No. 1-13-CV-244718 AMENDED Notice of PENDENCY AND Proposed Settlement OF SHAREHOLDER DERIVATIVE ACTION EXHIBIT C Judge: Hon. Sunil R. Kulkarni Dept.: 1 Date Action Filed: April 16, 2013

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

TO:	ALL OWNERS OF THE COMMON STOCK OF NORTONLIFELOCK INC., FORMERLY KNOWN AS SYMANTEC CORPORATION ("NORTON" OR THE "COMPANY") CURRENTLY AND AS OF DECEMBER 16, 2021 ("CURRENT SHAREHOLDERS"):

THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE LITIGATION. PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IF YOU ARE A NORTON SHAREHOLDER, THIS NOTICE CONTAINS IMPORTANT INFORMATION ABOUT YOUR RIGHTS.

THIS ACTION IS NOT A "CLASS ACTION." THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR MONETARY PAYMENT. IF YOU DO NOT OBJECT TO THE TERMS OF THE PROPOSED SETTLEMENT OR THE AMOUNT OF ATTORNEYS' FEES AND EXPENSES DESCRIBED IN THIS NOTICE, YOU ARE NOT OBLIGATED TO TAKE ANY ACTION.

YOU ARE HEREBY NOTIFIED, pursuant to an Order of the Superior Court of the State of California, County of Santa Clara (the "Court"), that a proposed settlement (the "Settlement")1 has been reached by the parties to the above-captioned shareholder derivative action (the "Action") brought on behalf and for the benefit of Norton.

As explained below, a hearing will be held on July 7, 2022 at 1:30 p.m., before the Honorable Sunil R. Kulkarni, at the Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113 (the "Settlement Hearing"), at which the Court will determine whether to approve the Settlement. You have an opportunity to be heard at this hearing.

The terms of the Settlement are set forth in the Stipulation and summarized in this Notice. If approved by the Court, the Settlement will fully resolve the Action, including the dismissal of the Action with prejudice. For a more detailed statement of the matters involved in the Action, the Settlement, and the terms discussed in this Notice, the Stipulation may be inspected at the Clerk of Court's office, Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113. The Stipulation is also available for viewing on the website of Norton at https://investor.nortonlifelock.com/resources/notice-of-settlement.com.

1 All capitalized terms herein have the same meanings as set forth Settling Parties' Amended Stipulation of Settlement dated April 14, 2022 (the "Stipulation"), which is available for viewing on the website of Norton at https://investor.nortonlifelock.com/resources/notice-of-settlement.com.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

This Notice is not intended to be an expression of any opinion by the Court with respect to the merits of the claims made in the Action, but is merely to advise you of the pendency and settlement of the Action.

THERE IS NO CLAIMS PROCEDURE. This case was brought to protect the interests of Norton. The Settlement will result in changes to the Company's corporate governance, not in payment to individuals, and accordingly, there will be no claims procedure.

I.	THE ACTION

The Action is brought by Plaintiff solely on behalf of and for the benefit of Norton and against the Individual Defendants. The derivative claims arise from the Individual Defendants' alleged breaches of fiduciary duties and unjust enrichment in connection with their failure to provide adequate oversight as to Norton's compliance with certain provisions of its contract with the U.S. Government (specifically, its U.S. General Services Administration Multiple Award Schedule Contract No. GS-35F-0240T (the "GSA Schedule Contract")). Specifically, the Action concerns whether the Company provided false, incomplete, and inaccurate information to the U.S. government regarding the discounts that Norton offered to other customers, and ultimately overcharged the U.S. government for its products and services.

On May 17, 2012, relator Lori Morsell (the "Relator") filed a qui tam complaint against Norton in the U.S. District Court for the District of Columbia on behalf of the United States, alleging that the Company breached its obligations under the GSA Schedule Contract and violated the False Claims Act. On July 18, 2014, the U.S. government moved to intervene, and the states of Florida and California moved to intervene shortly thereafter (the "Government Action," captioned United States ex rel. Morsell v. NortonLifeLock Inc. (f/k/a Symantec Corp.), No. 1:12-cv-00800 (D.D.C.)).  The trial of the Government Action concluded in March 2022 and the parties are currently engaging in post-trial briefing.

II.	PLAINTIFF'S CLAIMS AND THE BENEFITS OF SETTLEMENT

Plaintiff believes that the Action has substantial merit, and Plaintiff's entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

concerning the relative strength or merit of the claims alleged in the Action. However, Plaintiff and Plaintiff's Counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and possible appeals. Plaintiff's Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff's Counsel are also mindful of the inherent problems of establishing standing in derivative litigation, and the possible defenses to the claims alleged in the Action.

Plaintiff's Counsel have conducted extensive investigation and analysis, including, inter alia: (i) reviewing Norton's press releases, public statements, U.S. Securities and Exchange Commission ("SEC") filings, and securities analysts' reports and advisories about the Company; (ii) reviewing related media reports about the Company; (iii) issuing the 220 Demand on the Company, negotiating for internal books and records regarding the alleged wrongdoing, and reviewing the books and records produced; (iv) researching applicable law with respect to the claims alleged in the Action and potential defenses thereto; (v) preparing and filing the derivative complaint; (vi) conducting damages analyses; (vii) evaluating the merits of, and potential liability in connection with the Government Action; and (viii) negotiating this Settlement with Defendants, including researching corporate governance best practices and negotiating the Reforms.

Based on Plaintiff's Counsel's thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff's Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Norton. Based upon Plaintiff's Counsel's evaluation, Plaintiff has determined that the Settlement is in the best interests of Norton and has agreed to settle the Action upon the terms and subject to the conditions set forth herein.

III.	DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiff in the Derivative Action, and the Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct,

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

statements, acts, or omissions alleged, or that could have been alleged in the Action. Without limiting the foregoing, the Individual Defendants have denied, and continue to deny, among other things, that they breached their fiduciary duties or any other duty owed to Norton or its stockholders; committed or engaged in any violation of law or wrongdoing whatsoever; or that Plaintiff, Norton or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual Defendants alleged in the Derivative Action, or otherwise. The Individual Defendants have further asserted, and continue to assert, that at all relevant times, they acted in good faith and in a manner that they reasonably believed to be in the best interests of Norton and its stockholders. Defendants have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Action. The Defendants are entering into this Settlement solely to eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. Defendants have, therefore, determined that it is in the best interests of Norton for the Action to be settled in the manner and upon the terms and conditions set forth in the Stipulation. Neither the Stipulation, nor any of its terms or provisions, nor entry of the Judgment, nor any document or exhibit referred or attached to the Stipulation, nor any action taken to carry out the Stipulation, is, may be construed as, or may be used as evidence of the validity of any of the Released Claims or an admission by or against the Individual Defendants of any fault, wrongdoing, or concession of liability whatsoever.

IV.	INDEPENDENT DIRECTOR APPROVAL

Norton, acting through its independent, non-defendant directors, reviewed the allegations and the Settlement terms, and in a good faith exercise of business judgment determined that the Settlement and each of its terms, as set forth in the Stipulation of Settlement, is in the best interests of Norton. Only one of the individual defendants remains a member of the Company's Board of Directors, which approved this Settlement on behalf of the Company.

V.	TERMS OF THE SETTLEMENT

The terms and conditions of the proposed Settlement are set forth in the Stipulation, which has been filed with the Court and is available for viewing on Norton's website at

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

https://investor.nortonlifelock.com/resources/notice-of-settlement.com. The following is only a summary of its terms.

As consideration for the Settlement, Norton has agreed to ensure adherence to the corporate governance reforms set forth in Exhibit A to the Stipulation (the "Reforms"). The Reforms shall be maintained by Norton for a period of not less than four (4) years. Norton and the Individual Defendants acknowledge and agree that the Reforms confer substantial benefits upon Norton and its shareholders. Norton also acknowledges that the prosecution and settlement of the Action was a substantial and material factor in their agreement to adopt and/or maintain the Reforms.

The Reforms provide for:

Chief Compliance Officer:

•     The Company shall maintain designation of a current employee to serve as the Chief Compliance Officer ("CCO"). The CCO shall be charged with maintaining and, as necessary, developing compliance procedures.

•     The CCO shall also be responsible for annually assessing the adequacy of the Company's compliance procedures, and proposing enhancements thereto, as necessary. The CCO shall meet with the Company's independent registered public accounting firm on at least an annual basis and discuss any observations by the accounting firm of any compliance risks that may adversely affect the Company in a material way. At least one meeting between the CCO and the independent registered public accounting firm must be free from other senior-level management.

•     The Company agrees to adopt a formal policy with a specified cadence for reporting by the CCO into the Audit Committee, and Ethics and Compliance Steering Committee, on areas of key compliance risk for the Company. This policy shall require, among other things:

o	the CCO shall provide periodic reports to the Audit Committee and Ethics and Compliance Steering Committee summarizing areas of compliance risk for the Company, including any material compliance issues and/or risk exposures; and

o	in the event there is any material compliance issue, the Company shall develop a remediation plan for resolving such issue, and the CCO shall provide periodic updates to the Audit Committee and Ethics and Compliance Steering Committee regarding implementation of the remediation plan, and the status of such compliance issue.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Compliance Related to Government Contracts:

•	The Company will conduct an annual assessment of risk related to government contracting and False Claims Act ("FCA") compliance, evaluating both current legal requirements and current business practices.

•	The findings from the annual assessment will be reported in writing to the CCO annually. The CCO shall promptly provide any material findings to the Audit Committee and Ethics and Compliance Steering Committee. The CCO will determine whether any additional compliance training or other procedures, including retention of outside experts in FCA compliance, are needed to address evolving FCA risk.

•	If there is any evolving FCA compliance issue, the CCO shall consult with outside experts in FCA compliance, as needed, to develop a remediation plan for resolving such issue, and shall provide quarterly updates to the Audit Committee and Ethics and Compliance Steering Committee regarding implementation of the remediation plan, and the status of such FCA compliance issue

Audit Committee Charter:

•	The Audit Committee Charter will continue to include the following:

o	The Audit Committee shall, at all times, consist of independent directors as defined by applicable rules and requirements of NASDAQ;

o	The Audit Committee shall meet no fewer than four (4) times annually; and

o	The duties and responsibilities of the Audit Committee shall include Risk Management consisting of:

▪	Review and discuss with management, on a periodic basis, the Company's practices with respect to risk identification, assessment, monitoring, and risk management and mitigation, with an emphasis on significant business risks of the Company, including financial, privacy, operational, compliance, physical security, legal and other key business risks, except as to those risks for which oversight has been assigned to other committees of the Board or retained by the Board.

▪	Review and discuss with management on a periodic basis, the adequacy and effectiveness of the Company's cyber security and information security policies and practices, including the internal controls regarding cyber and information security.

▪	Review with management and members of internal audit the Company's business continuity and disaster preparedness planning.

▪	Review with management and members of internal audit any regulatory developments that could impact the Company's risk identification, assessment, monitoring, and risk management and mitigation.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Management Disclosure Committee:

The Company shall continue to maintain a Disclosure Committee with a formal charter that provides for the following:

•	The Disclosure Committee members shall consist of at least one member who is an attorney knowledgeable about the rules and regulations of the SEC and at least one member who is knowledgeable about Generally Accepted Accounting Principles and financial reporting.

•	The responsibilities of the Disclosure Committee shall be to:

o	identify, design and establish disclosure controls and procedures (which may include procedures currently being used by the Company) to enable the Company to collect information about the Company, assess the information in light of applicable disclosure requirements and make appropriate and timely disclosures;

o	evaluate the effectiveness of the Company's disclosure controls and procedures as of the end of each fiscal quarter;

o	identify responsibilities for the preparation and review of the Company's periodic reports;

o	review the Company's periodic reports to be filed with the SEC;

o	report to the Senior Officers all relevant information with respect to the proceedings of the Committee, the preparation of the periodic reports, and the Committee's evaluation of the effectiveness of the Company's disclosure controls and procedures; and

o	each provide certifications to the Senior Officers prior to the filing with the SEC of each periodic report that such member:

▪	is familiar with his/her responsibilities as a member of the Committee;

▪	has performed all of his/her responsibilities as a member of the Committee, including the review of the periodic report and evaluation of the Company's disclosure controls and procedures;

▪	is not aware of any untrue statement of a material fact contained in the periodic report, or any omission of a material fact necessary to make a statement contained in the periodic report not misleading;

▪	believes the financial statements and other financial information contained in the periodic report fairly present in all material respects the financial condition, results of operations and cash flows of the Company for the periods presented in the periodic report;

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

▪	has disclosed any known significant deficiency or material weakness in the design or operation of the Company's internal control over financial reporting;

▪	has disclosed any changes in the Company's internal control over financial reporting occurring during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting;

▪	has disclosed any known fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting; and

▪	such other matters requested by the Senior Officers.

Whistleblower Policy

•	The Company's Code of Conduct shall continue to expressly encourage employees and other interested parties to report possible violations of the Company's Code of Conduct, internal controls procedures, laws or regulations, or other potentially improper conduct. The Code of Conduct shall also continue to provide that retaliation of any kind against an employee for reporting possible misconduct is prohibited, and will result in immediate disciplinary action, up to and including termination.

•	The Company shall continue to maintain a publicly-available ethics hotline that is available to those who wish to ask questions about or report potential violations of the Code of Conduct, other policies, regulations or laws. Reports made on the hotline shall be investigated by the CCO under the supervision of the Audit Committee.

•	A log of whistleblower complaints, as well as the results of all investigations of complaints, shall be memorialized in writing and maintained for a period of not less than seven (7) years.

•	The Company shall, upon request, make available to its external auditor a log of the complaints received and investigation results in connection with each annual audit.

The Reforms are listed in Exhibit A to the Stipulation, which is available for viewing from the Court or on Norton's website at https://investor.nortonlifelock.com/resources/notice-of-settlement.com.

VI.	DISMISSAL AND RELEASES

The Settlement is conditioned upon the occurrence of certain events, which include, among other things: (i) final approval of the Settlement by the Court following notice to Norton shareholders and the Settlement Hearing contemplated by the Stipulation; (ii) Court entry of the Judgment,

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

approving the Settlement and dismissing with prejudice the Action, without awarding costs to any Party, except as provided herein; and (iii) the passing of the date upon which the Judgment becomes Final (the "Effective Date").

Upon the Effective Date, the Releasing Parties shall be deemed to have fully, finally, and forever released, relinquished, and discharged the Released Claims (including Unknown Claims) against the Released Persons and any and all claims arising out of, relating to, or in connection with the defense, settlement, or resolution of the Action against the Released Persons. However, nothing in the Stipulation shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

Upon the Effective Date, each of the Defendants shall be deemed to have fully, finally, and forever released, relinquished, and discharged Plaintiff and Plaintiff's Counsel from all claims (including Unknown Claims), arising out of, relating to, or in connection with the institution, prosecution, assertion, settlement, or resolution of the Action or the Released Claims. However, nothing in the Stipulation shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

VII.	Plaintiff'S ATTORNEYS' FEES AND EXPENSES

After negotiating the substantive terms of the Settlement, the Settling Parties discussed a fair and reasonable sum to be paid to Plaintiff's Counsel for their attorneys' fees and expenses. In recognition of the substantial benefits conferred upon Norton as a direct result of the Settlement, and subject to Court approval, Norton agreed to pay Plaintiff's Counsel the agreed-to amount of $450,000 (the "Fee and Expense Amount"). To date, Plaintiff's Counsel have neither received any payment for their services in conducting the Action, nor have counsel been reimbursed for their out-of-pocket expenses incurred. The Settling Parties believe that the sum agreed to is within the range of attorneys' fees and expenses approved by courts under similar circumstances in litigation of this type. Norton shareholders are not personally liable for the payment of any award of attorneys' fees and expenses.

Plaintiff's Counsel may apply to the Court for a service award of up to $2,000 for Plaintiff, only to be paid upon Court approval, and to be paid from the Fee and Expense Amount in recognition

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

of Plaintiff's participation and effort in the prosecution of the Action. Neither Norton nor any of the Individual Defendants shall be liable for any portion of any service awards.

VIII.	THE SETTLEMENT HEARING

The Settlement Hearing will be held before the Honorable Sunil R. Kulkarni, at the Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113, at which the Court will determine: (i) whether the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) whether the Judgment finally approving the Settlement, substantially in the form of Exhibit E attached to the Stipulation, should be entered, dismissing the Action with prejudice and releasing and enjoining the prosecution of any and all Released Claims against the Released Persons; (iii) whether the agreed-to Fee and Expense Amount (and Plaintiff's service award to be paid out of the Fee and Expense Amount) should be approved; and (iv) such other matters as the Court may deem appropriate. The Settlement Hearing may be continued by the Court at the Settlement Hearing, or at any adjourned session thereof without further notice to Current Shareholders.

IX.	THE RIGHT TO OBJECT AND/OR BE HEARD AT THE HEARING

Any Current Shareholder may object and/or appear and show cause, if he, she, or it has any concern, why the Settlement should not be approved as fair, reasonable, and adequate, or why the Judgment should not be entered thereon, or why the amount of attorneys' fees and reimbursement of expenses should not be approved. Hearings before the judge overseeing this case are again being conducted in person. However, remote appearances are still permitted, and are offered with the assistance of a third-party service provider, CourtCall. If that remains the case at the time of the final fairness hearing, shareholders who wish to appear at the final fairness hearing remotely should contact Plaintiff's counsel to arrange an appearance through CourtCall, at least three days before the hearing if possible. Any CourtCall fees for an appearance by an objecting shareholder shall be paid by Plaintiff's Counsel.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

In addition, any Current Shareholder may file with the Court, at least fourteen (14) calendar days prior to the Settlement Hearing, a written notice of objection containing the following information:

1.              Your name, legal address, and telephone number;

2.              The case name and number (Iron Workers Mid-South Pension Fund v. Bennett, et al., Case No. 1-13-CV-244718);

3.              Proof of being a Norton shareholder currently and as of December 16, 2021;

4.              The date(s) you acquired your Norton shares;

5.              A statement of each of each objection being made;

6.              Notice of whether you intend to appear at the Settlement Hearing (you are not required to appear); and

7.              Copies of any papers you intend to submit to the Court, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.

All written objections and supporting papers must be filed on or before June 23, 2022, with the Clerk of the Court, Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113 and serve such materials by that date, to each of the following Settling Parties' counsel:

Counsel for Plaintiff:	Counsel for Defendants:

ROBBINS LLP	WILSON SONSINI
ASHLEY R. RIFKIN	GOODRICH & ROSATI, P.C.
5040 Shoreham Place	KATHERINE L. HENDERSON
San Diego, CA 92122	One Market Plaza, Suite 3300
Telephone: (619) 525-3990	San Francisco, CA 94105
Facsimile: (619) 525-3991	Telephone: (415) 947-2065
arifkin@robbinsllp.com	Facsimile: (650) 565-5100
khenderson@wsgr.com

Any Current Shareholder may appear and object at the Settlement Hearing without submitting a written objection.

AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION

Unless otherwise ordered by the Court, any Current Shareholder who does not make his, her, or its objection in the manner provided herein, whether by filing a written objection and/or appearing at the Settlement Hearing, shall be deemed to have waived such objection (including the right to appeal) and shall forever be barred and foreclosed, in this proceeding or in any other proceeding, from making any objection to the fairness, reasonableness, or adequacy of the Settlement, or to otherwise be heard, and shall otherwise be bound by the Judgment to be entered and the releases to be given.

X.	EXAMINATION OF PAPERS AND INQUIRIES

There is additional information concerning the Settlement available in the Stipulation, which is available for viewing on Norton's website at https://investor.nortonlifelock.com/resources/notice-of-settlement.com. You may also inspect the Stipulation during business hours at the office of the Clerk of the Court, Superior Court of the State of California, County of Santa Clara, Downtown Superior Court, 191 North First Street, San Jose, California 95113. Or you can call Robbins LLP, 5040 Shoreham Place, San Diego, California 92122, telephone: (619) 525-3990, for additional information concerning the Settlement.

PLEASE DO NOT CONTACT THE COURT OR NORTON REGARDING THIS NOTICE.

DATED: May 4, 2022	HONORABLE sunil r. kulkarni SUPERIOR COURT JUDGE

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AMENDED NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTION